Third-Quarter Fiscal 2019 Earnings July 30, 2019 / efficacy usability allure integrity profitability Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, the statements under “Fiscal Year 2019 Outlook” on page 9 of the presentation, “Cost Reduction Targets” on page 10 of the presentation, “Fourth-Quarter Fiscal 2019 Outlook” on page 11 of the presentation, Ashland’s assessment on its progress towards becoming a premier specialty chemicals company and its expectations regarding its ability to drive sales and earnings growth, realize future cost reductions and complete the anticipated divestiture of its Composites business and Marl BDO facility. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, free cash flow and adjusted diluted earnings per share, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure. Such reconciliations have not been included because Ashland is unable, without unreasonable efforts, to estimate and quantify the most directly comparable U.S. GAAP components, largely because predicting future operating results is subject to many factors not in Ashland’s control and not readily predictable and that are not part of Ashland’s routine operating activities, including various domestic and international economic, political, legislative, regulatory and legal factors.

Third Quarter Summary

Ashland Global Holdings Inc. Adjusted Results Summary1 Highlights & Key Drivers Reflects discontinued operations accounting for Composites and Marl butanediol (BDO) facility; continuing operations includes Specialty Ingredients and Lima BDO facility Sales down 4% including a -2 percentage point (ppt) impact from foreign currency and a -1 ppt impact from the Colgate-Gantrez oral-care reformulation2 Gross profit negatively impacted by lower sales and foreign currency partially offset by positive pricing vs. raw-material costs Selling, general & administrative (SG&A) expense reduced by $21 million due primarily to the ongoing cost reduction program and lower incentive compensation; reduction inclusive of $4 million of favorable currency Reported net income of $66 million, compared to net income of $36 million last year; income from continuing operations was $23 million or $0.37 per diluted share3 Operating income increased to $78 million and by 80bps as a percentage of sales reflecting the impact of fixed cost reduction (including stranded costs) EBITDA was $140 million vs. $141 million prior year inclusive of a negative $4 million foreign-currency impact Effective tax rate of 6% driven by income mix and favorable discrete items EPS of $0.77 consistent with prior year Excluding intangible amortization, EPS would have been $0.27 greater Initiated $200 million accelerated share repurchase program; retired 2.2 million shares in May; program to conclude no later than August All figures are presented on an adjusted basis except Sales, Diluted share count (million shares) and net income. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA, operating income to adjusted operating income, income from continuing operations to adjusted income from continuing operations and diluted earnings per share to adjusted diluted earnings per share. As disclosed on the fiscal-fourth quarter 2018 earnings call. Unless otherwise noted, earnings are reported on a diluted share basis.

Specialty Ingredients Adjusted Results Summary1 Highlights & Key Drivers Sales down 4% including a -2 ppt impact from currency and -1 ppt impact from the Colgate oral-care reformulation2 Positive impact of pricing vs. raw-material costs Gross profit negatively impacted by lower sales and unfavorable foreign currency SG&A down $12 million and 120 bps as % of sales due primarily to the ongoing cost reduction program; reduction inclusive of $2 million favorable foreign currency EBITDA declined to $146 million; foreign currency negatively impacted EBITDA growth by 3% or $5 million which accounts for a significant portion of the decline in EBITDA All figures are presented on an adjusted basis except Sales and Selling, general and admin./R&D costs. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income. As disclosed on the fiscal-fourth quarter 2018 earnings call.

Specialty Ingredients Sales Trends by End Market Performance Specialties Average USD / EUR of $1.12 in current quarter compared to $1.19 in prior-year period. 2018 results restated to 2019 foreign exchange rates. End Market Commentary Sales declined 1% excluding the impact of foreign currency (-2 ppts2) and Colgate-Gantrez (-1 ppt) Personal Care constant-currency sales declined 7%, excluding the impact of Colgate-Gantrez, due primarily to weak sunscreen sales and increased China tariffs and regulations Continued strong Pharma growth Adhesives sales continue to be impacted by weak demand in certain end market applications Continued strong Coatings sales growth in China and Rest of Asia Strong growth in Nutrition & Other markets Pharmachem sales significantly impacted by favorable order timing

Intermediates & Solvents Adjusted Results Summary1 Highlights & Key Drivers Reflects results of the Lima, Ohio facility only; Marl facility reported in discontinued operations Sales and gross profit impacted by changing market demand EBITDA of $8 million consistent with prior year EBITDA margin increased to 28.6% All figures are presented on an unadjusted basis.

Outlook Summary

Ashland Global Holdings Inc. Fiscal Year 2019 Outlook Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable). Updated Outlook inclusive of an estimated $60 million of separation and restructuring-related costs. Key Drivers Adjusted EPS and Specialty Ingredients’ Adjusted EBITDA outlook reduced primarily due to: Lower-than-expected Q3 results due to weak sales in the Personal Care and Adhesives end markets Expectation that Q4 results will also be impacted by the current sluggish global demand environment Expect to see returning sales and EBITDA growth momentum in fiscal year 2020 driven by: New product introductions Lapping the impact of currency and the Colgate-Gantrez reformulation in the fiscal first quarter Realize ~$25 million benefit within Specialty Ingredients from the current cost reduction program Pace of earnings growth will be a function of the rate and timing of market demand recovery Updated free cash flow1 outlook inclusive of an estimated $60 million of separation and restructuring-related costs vs. an estimated $40 million in the Prior Outlook

Ashland Global Holdings Inc.

Cost Reduction Targets

As presented on July 31, 2018

$120 million cost savings components[1]


Campuses
Labs
Manufacturing facilities
Third party
Transfer with sale
Direct headcount
Resource group headcount

$50 million Specialty Ingredients reduction

$70 million of transferred / stranded costs

Expected Timing

- ~$20 million run rate[2] as of 9/30/18
- ~$50 million run rate[2] as of 12/31/18
- ~$60 - $70 million realized savings in FY2019
- ~$20 million realized savings in Specialty Ingredients in FY2019
- ~$120 million run rate[2] by 12/31/19

Achieved approximately $85 million run-rate as of June 30th; Remain on track to achieve all cost reduction program targets

1 Manufacturing facilities cost reductions will appear as a reduction to cost of goods sold.
2 Run-rate savings are cost savings that have been achieved and will be realized in future periods.

10

Ashland always solving

Ashland Global Holdings Inc.

Fourth-Quarter Fiscal 2019 Outlook

Highlights

- Expect Q4 adjusted EPS[1] in the range of $0.92 - $1.02
- Outlook assumes effective tax rate of 13 percent
- Outlook reflects discontinued operations accounting for Composites and the Marl BDO facility

Key Drivers

- Expect overall sales to be down in most Specialty Ingredients end markets and approximately 5 percent in the aggregate versus prior year – including the impacts of foreign currency[2] and Colgate-Gantrez – due to weaker global demand and increased tariffs and regulations
- Earnings to benefit from lower plant-turnaround costs in the quarter
- On track to achieve all cost reduction program targets
- Continue to expect a late-summer closing on the sale of Composites and the Marl BDO facility
  - Ashland and INEOS have agreed to certain additional changes to the sale agreement, subject to approval by and reflecting continued discussions with the US Federal Trade Commission
  - As part of the proposed changes, purchase price adjusted to $1.015 billion and Ashland retains all rights to the Maleic Anhydride business, including the retention of any subsequent sale proceeds
  - Anticipate remaining regulatory approvals will be received shortly

1. Non-GAAP measure. Appendix C reconciles reported adjusted amounts to amounts reported under GAAP, including reconciliations of diluted earnings per share to adjusted diluted earnings per share. Forecasted information is not reconciled to applicable US GAAP captions.
2. Estimated currency sensitivity, primarily driven by the Euro, of approximately $1.5 million of annual adjusted EBITDA per year-over-year Euro cent change.

11

Ashland™ always solving

Appendix A: Key Items and Balance Sheet

Third Fiscal Quarter – Continuing Operations Key Items Affecting Income ($ in millions, except EPS) Total Preliminary Specialty Ingredients I&S UnallocatedandOther Pre-tax After-tax After-tax earnings per Share 2019 Restructuring, separation and other costs $-12 $-12 $-10 $-0.14000000000000001 Environmental reserve adjustment $-1 -14 -15 -12 -0.19 Unrealized gain on securities 6 6 5 7.0000000000000007E-2 Unplanned plant shutdown -2 -2 -1 -0.02 Tax indemnity expense -6 -6 -6 -0.1 Tax specific key items 0 -1 -0.02 Total $-3 $-26 $-29 $-25 $-0.4 2018 Restructuring, separation and other costs $-2 $-12 $-14 $-10 $-0.15 Environmental reserve adjustment -1 -31 -32 -25 -0.39 Financing costs -1 -1 -1 -0.02 Net loss on divestitures -2 -2 -2 -0.03 Total $-3 $-46 $-49 $-38 $-0.59000000000000008

Liquidity and Net Debt ($ in millions)

Appendix B: Business Profiles 12 Months Ended June 30, 2019

Specialty Ingredients Sales by Market2 For 12 Months Ended June 30, 2019 Sales: $2.4 billion Adjusted EBITDA: $566 million1 Adjusted EBITDA Margin: 23.2%1 Sales by Product Cellulosics 35% PVP 17% Adhesives 14% North America 40% Asia Pacific 19% Europe 33% Latin America/ Other – 8% Actives – 6% Vinyl Ethers 5% Sales by Geography A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals Pharmachem 10% Pharmachem 11% 1 See Appendix C for reconciliation to amounts reported under GAAP. 2 Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue. .

Appendix C: Non-GAAP Reconciliation1 Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 9 Months Ended June 30, 2019 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended June 30, 2019 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. Specialty Intermediates Unallocated Ingredients and Solvents & Other Total OPERATING INCOME (LOSS) Operating key items: Restructuring, separation and other costs $ 0 $ 0 $ -12 $ -12 Environmental reserve adjustments -1 0 -14 -15 Unplanned plant shutdown -2 0 0 -2 Tax indemnity expense 0 0 -6 -6 All other operating income (loss) 87 5 -14 78 Operating income (loss) 84 5 -46 43 NET INTEREST AND OTHER EXPENSE (INCOME) Key items -6 -6 All other net interest and other expense (income) 27 27 INCOME TAX EXPENSE (BENEFIT) Tax effect of key items1 -5 -5 Tax specific key items2 1 1 All other income tax expense 3 3 -1 -1 INCOME (LOSS) FROM CONTINUING OPERATIONS $ 84 $ 5 $ -66 $ 23

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended June 30, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. Specialty Intermediates Unallocated Ingredients and Solvents & Other Total OPERATING INCOME (LOSS) Operating key items: Restructuring, separation and other costs $ -2 $ 0 $ -12 $ -14 Environmental reserve adjustments -1 0 -31 -32 All other operating income (loss) 94 5 -23 76 Operating income (loss) 91 5 -66 30 NET INTEREST AND OTHER EXPENSE (INCOME) Key items 1 1 All other net interest and other expense (income) 27 27 NET INCOME (LOSS) ON DIVESTITURES Key items -2 -2 All other net income (loss) on acquisitions and divestitures 0 0 INCOME TAX EXPENSE (BENEFIT) Tax effect of key items1 -11 -11 All other income tax expense 0 0 -11 -11 INCOME (LOSS) FROM CONTINUING OPERATIONS $ 91 $ 5 $ -53 $ 11

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Free Cash Flow and Adjusted Operating Income for 3 Months Ended June 30, 2019 and 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Free cash flow is defined as cash flows provided (used) by operating activities less additions to property, plant and equipment and other items Ashland has deemed non-operational (if applicable). ($ millions) Three months ended June 30 Free cash flows1 2019 2018 Total cash flows used by operating activities from continuing operations $ 87 $ 96 Adjustments: Additions to property, plant and equipment -33 -35 Free cash flows1 $ 54 $ 61 Three months ended June 30 Adjusted operating income (loss) 2019 2018 Operating income (loss) (as reported) $ 43 $ 30 Key items, before tax: Restructuring, separation and other costs 12 14 Tax indemnity expense 6 0 Environmental reserve adjustments 15 32 Unplanned plant shutdowns 2 0 Adjusted operating income (non-GAAP) $ 78 $ 76

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended June 30, 2019 and 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $2 million for Specialty Ingredients for the three months ended June 30, 2018 which is included as a key item within this table. Three months ended June 30 Adjusted EBITDA - Ashland Global Holdings Inc. 2019 2018 Net income $ 66 $ 36 Income tax expense -1 -11 Net interest and other expense (income) 21 28 Depreciation and amortization 1 62 65 EBITDA 148 118 Income from discontinued operations (net of taxes) -43 -25 Net (income) loss on divestitures key items 0 2 Operating key items 35 46 Adjusted EBITDA $ 140 $ 141

Specialty Ingredients, Intermediates and Solvents Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended June 30, 2019 and 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $2 million for Specialty Ingredients for the three months ended June 30, 2018 which is included as a key item within this table. Three months ended June 30 Adjusted EBITDA - Specialty Ingredients 2019 2018 Operating income $ 84 $ 91 Add: Depreciation and amortization 1 59 61 Operating key items 3 3 Adjusted EBITDA $ 146 $ 155 Adjusted EBITDA - Intermediates and Solvents Operating income $ 5 $ 5 Add: Depreciation and amortization 3 3 Operating key items 0 0 Adjusted EBITDA $ 8 $ 8

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Income from Continuing Operations for 3 Months Ended June 30, 2019 and 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act. Restructuring and separation activity: Includes the impact from company-wide restructuring activities. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. ($ millions) Three months ended June 30 2019 2018 Income (loss) from continuing operations (as reported) $ 23 $ 11 Key items, before tax: Restructuring, separation and other costs 12 14 Tax indemnity expense 6 0 Environmental reserve adjustments 15 32 Unplanned plant shutdowns 2 0 Unrealized (gain) loss on securities -6 0 Debt refinancing costs 0 1 Net loss on divestitures 0 2 Key items, before tax 29 49 Tax effect of key items1 -5 -11 Key items, after tax 24 38 Tax specific key items: One-time transition tax 6 0 Uncertain tax positions -8 0 Other 3 0 Tax specific key items2 1 0 Total key items 25 38 Adjusted income from continuing operations (non-GAAP) $ 48 $ 49 a

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Diluted EPS from Continuing Operations for 3 Months Ended June 30, 2019 and 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act. Restructuring and separation activity: Includes the impact from company-wide restructuring activities. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Three months ended June 30 2019 2018 Diluted EPS from continuing operations (as reported) $ 0.37 $ 0.18 Key items, before tax: Restructuring, separation and other costs 0.19 0.21 Tax indemnity expense 0.1 0 Environmental reserve adjustments 0.24 0.5 Unplanned plant shutdowns 0.03 0 Unrealized (gain) loss on securities -0.1 0 Debt refinancing costs 0 0.02 Net loss on divestitures 0 0.04 Key items, before tax 0.46000000000000008 0.77 Tax effect of key items1 -0.08 -0.18 Key items, after tax 0.38000000000000006 0.59000000000000008 Tax specific key items: One-time transition tax 0.1 0 Uncertain tax positions -0.13 0 Other 0.05 0 Tax specific key items2 2.0000000000000004E-2 0 Total key items 0.40000000000000008 0.59000000000000008 Adjusted diluted EPS from continuing operations (non-GAAP) $ 0.77 $ 0.77 a

® Registered trademark, Ashland or its subsidiaries, registered in various countries ™ Trademark, Ashland or its subsidiaries, registered in various countries